UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 27, 2005
Date of Report: (Date of earliest event reported)
SWIFT TRANSPORTATION CO., INC
(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 269-9700
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Change in Control Agreements
     On October 27 2005 (except as noted below), Swift Transportation Co., Inc. (the “Company”), pursuant to authorization by the Board of Directors and the Compensation Committee, entered into nine Change in Control Agreements (each, a “CiC Agreement”) with the following executives:
•	Robert Cunningham, Chief Executive Officer and President (as described in Item 5.02)

•	Samuel Cowley, Executive Vice President and General Counsel

•	Glynis Bryan, Executive Vice President and Chief Financial Officer

•	Michele Calbi, Vice President

•	Richard Stocking, Executive Vice President

•	Jeffrey Riley, Executive Vice President (entered into on October 28, 2005)

•	Mark Martin, Executive Vice President

•	Steve Attwood, Vice President

•	Barbara Kennedy, Vice President
     The material terms of the CiC Agreements are as follows:
     The severance payments and benefits that are payable pursuant to the CiC Agreements will be triggered upon each of the following events: (1) the executive’s involuntary termination without “Cause” (as defined in the CiC Agreements) or (2) the executive’s resignation for “Good Reason” (as defined in the CiC Agreements), in each case during the two years following a Change in Control (as defined in the CiC Agreements) or upon certain circumstances as set forth in the CiC Agreements.
     Pursuant to his CiC Agreement, upon the occurrence of one of the triggering events described above, Mr. Cunningham will receive the greater of: (x) his severance under his current Employment Agreement (the “Cunningham Employment Agreement”), which is filed as Exhibit 10.1 to the Company’s Form 8-K on November 5, 2004 (the “November 8-K”), which has approximately fours years remaining in its term and (y) three times the sum of (i) his highest rate of base salary during the 12-month period prior to termination, plus (ii) his highest annual incentive bonus earned over the prior three years, if applicable. In addition, if Mr. Cunningham receives severance pursuant to his CiC Agreement as described above, he will be eligible to receive a 280G Gross-Up payment for any excise payments that are imposed by Section 4999 of the Internal

Revenue Code in the event that any portion of his severance constitutes an “excess parachute payment” pursuant to Section 280G of the Internal Revenue Code.
     Pursuant to their respective CiC Agreements, Mr. Cowley, Ms. Bryan, and Ms. Calbi will each receive, upon the occurrence of one of the triggering events described above, three times the sum of (i) their highest rate of base salary during the 12-month period prior to termination, plus (ii) their highest annual incentive bonus earned over the prior three years, however, in the event that the executive has not been employed by the Company for any part of the year prior to the severance payment, the bonus will be the executive’s target annual incentive bonus. In addition, if any of these executives receive severance pursuant to their CiC Agreement as described above, they will be eligible to receive a 280G Gross-Up payment for any excise payments that are imposed by Section 4999 of the Internal Revenue Code in the event that any portion of their severance constitutes an “excess parachute payment” pursuant to Section 280G of the Internal Revenue Code.
     Pursuant to their respective CiC Agreements, Messrs. Stocking, Riley, Martin and Attwood and Ms. Kennedy will each receive, upon the occurrence of one of the triggering events described above, two times the sum of (i) their highest rate of base salary during the 12-month period prior to termination, plus (ii) their highest annual incentive bonus earned over the prior three years. In addition, in the event that any portion of the executive’s severance pursuant to their CiC Agreement constitutes an “excess parachute payment” pursuant to Section 280G of the Internal Revenue Code and excise tax payments are imposed by Section 4999 of the Internal Revenue Code, the executive’s severance will be reduced to the maximum amount as will result in no portion of the payment being subject to such excise tax.
     In addition to the severance payments described above, pursuant to the terms of the relevant CiC Agreement, each of the executives will receive medical, dental, accident, disability and life insurance on substantially the same terms and conditions as the executive received prior to his/her termination or resignation for two years and acceleration of vesting on any unvested stock options or other equity-based award.
     The foregoing description of the CiC Agreement entered into with Mr. Cunningham is qualified in its entirety by reference to the CiC Agreement, which is attached hereto as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 1.01.
     The foregoing description of the CiC Agreements entered into with Mr. Cowley, Ms. Bryan and Ms. Calbi is qualified in its entirety by reference to the form of CiC Agreement attached hereto as Exhibit 10.2 to this Form 8-K and incorporated by reference into this Item 1.01.
     The foregoing description of the CiC Agreements entered into with Messrs. Stocking, Riley, Martin, Attwood and Ms. Kennedy is qualified in its entirety by reference to the form of CiC Agreement attached hereto as Exhibit 10.3 to this Form 8-K and incorporated by reference into this Item 1.01.

 ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
     On October 27, 2005, the Company announced that Jerry C. Moyes had resigned as Chief Executive Officer and Chairman of the Board of the Company, effective immediately.
     Also on October 27, 2005, the Company announced that it had:
•	elected Robert W. Cunningham as Chief Executive Officer and President of the Company; and

•	elected Jock Patton as Chairman of the Board of the Company.
     Robert W. Cunningham has served as a director of the Company since November 2004 and had, until his election as Chief Executive Officer and President, previously served as President and Chief Operating Officer. Mr. Cunningham served as Executive Vice President of Sales & Marketing for Swift from 1985 to 1997. Until March 2005, Mr. Cunningham owned and operated Cunningham Commercial Vehicles, one of the nation’s most successful commercial truck dealerships, which he sold in connection with his employment with the Company. Mr. Cunningham has worked in the transportation industry for his entire career beginning in 1973 with IML Freight Lines and six years as a Vice President with Motor Cargo prior to joining Swift. Mr. Cunningham is a 1976 graduate of the University of Utah with a BS in Marketing.
     The terms of the Cunningham Employment Agreement (as filed with the November 8-K) and the information about the material terms of Mr. Cunningham’s CiC Agreement included in response to Item 1.01 are hereby incorporated by reference into this Item 5.02.
     Jock Patton has served as a director of the Company since March 2004. Mr. Patton currently serves as Chairman of the ING Funds Unified Board, which oversees mutual fund assets in excess of $35 billion. From 1999 to 2001, Mr. Patton was Chief Executive Officer and a director of Rainbow Multimedia Group, Inc., a producer of digital entertainment. From 1992 to 1997, Mr. Patton served as a director and President of StockVal, Inc., a registered investment advisor providing securities analysis software and proprietary data to mutual funds, major money managers and brokerage firms worldwide. From 1972 to 1992, Mr. Patton was a partner in the law firm of Streich Lang where he founded and headed the Corporate/ Securities practice group. Mr. Patton currently serves on the Board of Directors of JDA Software Group, Inc. Mr. Patton received a B.A. degree in Political Science and a law degree from the University of California.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

     Also on October 27, 2005, the Company’s Board of Directors amended and restated the bylaws of the Company. The bylaws were amended to make the following changes:
•	to remove the Office of the Chairman from the enumerated offices of the Company;

•	to change the position of the Chairman of the Board from an officer position to a non-executive director position;

•	to combine the offices of Chief Executive Officer and President (and remove the office of Chief Operating Officer and President);

•	to require that any director nominee either qualify as an independent director at the time of such nomination or that immediately following such nominee’s election, a majority of the Board of Directors is comprised of independent directors; and

•	to make certain changes and clarifications with respect to the ability of stockholders to propose business and nominate directors at meetings of stockholders.
     The foregoing description of the amended and restated bylaws is qualified in its entirety by reference to the form of the Company’s Amended and Restated Bylaws, attached to this Form 8-K as Exhibit 3.1 and incorporated by reference into this Item 5.03.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
Exhibit 3.1 Form of Amended and Restated Bylaws of Swift Transportation Co., Inc.
Exhibit 10.1 Change in Control Agreement, dated October 27, 2005, between Swift Transportation Co., Inc. and Robert Cunningham.
Exhibit 10.2 Form of Change in Control Agreement for Mr. Cowley, Ms. Bryan and Ms. Calbi.
Exhibit 10.3 Form of Change in Control Agreement for Messrs. Stocking, Riley, Martin and Attwood and Ms. Kennedy.
Exhibit 99.1 Press Release dated October 27, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Co., Inc.
Dated: November 1, 2005	By:	/s/ Glynis Bryan
Glynis Bryan
Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.1	Form of Amended and Restated Bylaws of Swift Transportation Co., Inc.

Exhibit 10.1	Change in Control Agreement, dated October 27, 2005, between Swift Transportation Co., Inc. and Robert Cunningham.

Exhibit 10.2	Form of Change in Control Agreement for Mr. Cowley, Ms. Bryan and Ms. Calbi.

Exhibit 10.3	Form of Change in Control Agreement for Messrs. Stocking, Riley, Martin and Attwood and Ms. Kennedy.

Exhibit 99.1	Press Release dated October 27, 2005.